                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary proxy statement               [ ]  Confidential, for Use of the Commission
                                               Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive proxy statement
[ ]  Definitive additional materials
[ ]  Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                              TWINLAB CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11: (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------

     (5)  Total fee paid:

        ------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials:

    ----------------------------------------------------------------------------

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1)  Amount previously paid:

        ------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement no.:

        ------------------------------------------------------------------------

     (3)  Filing Party:

        ------------------------------------------------------------------------

     (4)  Date Filed:

        ------------------------------------------------------------------------

                               [TWINLAB(R) LOGO]

                                 APRIL 15, 2002

Dear Stockholder:

     You are cordially invited to attend the Annual Meeting of Stockholders of Twinlab Corporation to be held at 12:00 noon on Tuesday, May 14, 2002, at the Media Center located at 150 Motor Parkway, Hauppauge, New York.

     We hope that you will attend in person. If you plan to do so, please indicate in the space provided on the enclosed proxy. Whether you plan to attend the Annual Meeting or not, we urge you to sign, date and return the enclosed proxy as soon as possible in the postage-paid envelope provided. This will ensure representation of your shares in the event that you are unable to attend the Annual Meeting.

     The matters expected to be acted upon at the Annual Meeting are described in detail in the attached Notice of Annual Meeting and Proxy Statement.

     The Directors and Officers of the Company look forward to meeting with you.

                                          Sincerely,

                                          /s/ ROSS BLECHMAN
                                          ROSS BLECHMAN
                                          Chairman of the Board

                              TWINLAB CORPORATION
                               150 MOTOR PARKWAY
                           HAUPPAUGE, NEW YORK 11788
                                 (631) 467-3140
                            ------------------------
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 14, 2002

To the Holders of Our Common Stock:

     The 2002 Annual Meeting of Stockholders (the "Annual Meeting") of TWINLAB CORPORATION (the "Company") will be held at the Media Center located at 150 Motor Parkway, Hauppauge, New York, on May 14, 2002 at 12:00 noon, local time, for the following purposes:

     1. To elect ten directors to the Board of Directors.

     2. To ratify the appointment of Deloitte & Touche LLP as independent auditors for the Company for the fiscal year ending December 31, 2002.

     3. To transact such other business as may properly come before the Annual Meeting. Management is presently aware of no other business to come before the Annual Meeting.

     The Board of Directors has fixed the close of business on March 25, 2002, as the record date for the determination of stockholders entitled to receive notice of and to vote at the Annual Meeting or any adjournments thereof (the "Record Date"). Shares of Common Stock can be voted at the Annual Meeting only if the holder is present at the Annual Meeting in person or by valid proxy. A copy of the Company's 2001 Annual Report to Stockholders is being mailed with this Notice and Proxy Statement on or about April 15, 2002 to all stockholders of record on the Record Date.

                                          By Order of the Board of Directors,

                                          /s/ Philip M. Kazin

                                          PHILIP M. KAZIN, ESQ.
                                          Secretary

Hauppauge, New York
April 15, 2002

                                   IMPORTANT

        Stockholders are requested to DATE, SIGN and MAIL the enclosed proxy.
                A postage paid envelope is provided for mailing.

                              TWINLAB CORPORATION
                               150 MOTOR PARKWAY
                           HAUPPAUGE, NEW YORK 11788
                                 (631) 467-3140
                            ------------------------

                                PROXY STATEMENT
                            ------------------------

                         ANNUAL MEETING OF STOCKHOLDERS

                           TO BE HELD ON MAY 14, 2002

     This proxy statement (the "Proxy Statement") is furnished by the board of directors (the "Board of Directors" or the "Board") of TWINLAB CORPORATION, a Delaware corporation (the "Company" or "Twin"), in connection with the Company's 2002 annual meeting of stockholders (the "Annual Meeting") to be held on May 14, 2002. The proxy materials are being mailed on or about April 15, 2002 to the Company's common stockholders (the "Stockholders") of record at the close of business on March 25, 2002 (the "Record Date"). As of the Record Date, there were 28,940,856 shares of the Company's common stock, $1.00 par value per share (the "Common Stock"), issued and outstanding. Each holder of shares of Common Stock issued and outstanding on the Record Date is entitled to one vote for each such share held on each matter of business to be considered at the Annual Meeting. The holders of a majority of the voting power of the issued and outstanding Common Stock entitled to vote, present in person or represented by proxy, shall constitute a quorum at the Annual Meeting.

     The enclosed proxy is solicited by the Board of Directors of the Company. A person giving the enclosed proxy has the power to revoke it at any time before it is exercised by (i) attending the Annual Meeting and voting in person, (ii) duly executing and delivering a proxy bearing a later date, or (iii) sending a written notice of revocation to the Company's Secretary. The Company will bear the cost of the solicitation of proxies, including the charges and expenses of brokerage firms and others who forward solicitation material to beneficial owners of Common Stock. In addition to the solicitation of proxies by mail, the Company may solicit proxies by personal interview, telephone, telegraph or telefacsimile. The Company has also retained ADP Proxy Services, Inc. to aid in the distribution of the proxy materials at an estimated cost not to exceed $2,000 plus reimbursement of reasonable out-of-pocket expenses.

     If the enclosed proxy is properly executed and returned to the Company in time to be voted at the Annual Meeting, it will be voted as specified on the proxy, unless it is properly revoked prior thereto. Votes cast in person or by proxy at the Annual Meeting will be tabulated by the inspectors of election appointed for the Annual Meeting. If no specification is made on the proxy as to the proposal, the shares represented by the proxy will be voted (i) FOR the election of the nominees for directors named herein, (ii) FOR the ratification of the appointment of Deloitte & Touche LLP as the Company's independent auditors, and (iii) with respect to any other matters that may properly come before the Annual Meeting, at the discretion of the proxy holders.

     Election as a director requires a plurality of the votes eligible to be cast by the Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote on the subject matter. For the other proposal to be voted upon at the Annual Meeting, the affirmative vote of a majority of the votes eligible to be cast by the Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote on the matter is required.

     The inspectors of election will treat abstentions and broker non-votes (i.e., shares held by brokers or nominees that the broker or nominee does not have discretionary power to vote on a particular matter and as to which instructions have not been received from the beneficial owners or persons entitled to vote) as shares that are present and entitled to vote for purposes of determining a quorum. With regard to the election of directors, votes may be cast in favor of or withheld; votes that are withheld shall be excluded entirely from the vote and will have no effect. Abstentions may be specified on proposals other than the election of directors and will be counted as present for purposes of the item on which the abstention is noted. Therefore, such abstentions will have the effect of a negative vote. The inspectors of election will treat broker non-votes as shares that are unvoted and not present on such proposals, thus having no effect on the outcome of such proposals.

                                 PROPOSAL NO. 1

                             ELECTION OF DIRECTORS

     The Company's By-laws provide that the number of directors shall be fixed from time to time by resolution duly adopted by the Board of Directors, but in no event shall such number of directors be less than eight. The Company's directors hold office until their successors are duly elected and qualified or until their earlier death, disqualification, resignation or removal.

     At the Annual Meeting, ten individuals will be elected as directors whose terms will expire upon the due election and qualification of their successors at the 2003 Annual Meeting of Stockholders. All of the Company's current directors have been nominated for re-election at the Annual Meeting. The shares represented by the enclosed proxy will be voted in favor of the persons nominated, unless a vote is withheld from any or all of the individual nominees. While management has no reason to believe that the nominees will not be available as candidates, should such a situation arise, proxies may be voted for the election of such other persons as the holders of the proxies may, in their discretion, determine.

     Directors are elected by a plurality of the votes cast at the Annual Meeting either in person or by proxy. Votes that are withheld will be excluded entirely from the vote and will have no effect.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" EACH OF THE NOMINEES.

                 INFORMATION CONCERNING DIRECTORS AND NOMINEES

     The following table provides certain information as of March 31, 2002, about each of the Company's nominees for director. Brian Blechman, Dean Blechman, Neil Blechman, Ross Blechman and Steve Blechman are brothers (the "Blechman Brothers").

                                                                                               DIRECTOR
NAME                                   AGE             POSITIONS WITH THE COMPANY               SINCE
----                                   ---             --------------------------              --------
Ross Blechman(4).....................  48     Chairman of the Board, Chief Executive             1996
                                              Officer, President and Director
Brian Blechman(4)....................  51     Executive Vice President, Treasurer and            1996
                                              Director
Dean Blechman........................  44     Director                                           1996
Neil Blechman........................  51     Executive Vice President and Director              1996
Steve Blechman.......................  48     Director                                           1996
Stephen L. Welling...................  47     President -- Direct-to-Consumer Channel and        1997
                                                Director
John G. Danhakl(1)(2)(3)(4)..........  45     Director                                           1996
Jonathan D. Sokoloff(1)(3)...........  44     Director                                           1996
William U. Westerfield(2)............  70     Director                                           1999
Leonard Schutzman(2).................  55     Director                                           2001

---------------
(1) Member of the Compensation Committee.

(2) Member of the Audit Committee.

(3) Member of the Stock Option Committee.

(4) Member of the Nominating Committee.

     The business experience, principal occupation, employment and certain other information concerning each nominee is set forth below.

     Ross Blechman became Chairman of the Board, Chief Executive Officer, President and Director of the Company on May 7, 1996. Mr. Blechman joined Twin Laboratories, Inc. in 1974 and served as Vice President, Operations prior to May 7, 1996. Mr. Blechman is Chairman of the Board, President, Chief Executive Officer and a Director of Twin, and an executive officer and director of various subsidiaries of Twin.

     Brian Blechman became an Executive Vice President, Treasurer and Director of the Company on May 7, 1996. Mr. Blechman joined Twin Laboratories, Inc. in 1972 and served as Vice President, Purchasing & Quality Control prior to May 7, 1996. He is responsible for purchasing, plant operations, quality control and real estate matters. Mr. Blechman is an Executive Vice President and a Director of Twin, and an executive officer and director of various subsidiaries of Twin.

     Dean Blechman became a Director of the Company on May 7, 1996. Mr. Blechman joined Twin Laboratories, Inc. in 1979 and served as Vice President, Sales through May 7, 1996 and as an Executive Vice President, responsible for sales and distribution, through December 31, 2001. Effective December 31, 2001, Mr. Blechman resigned as an executive officer of Twin, and as an executive officer and director of various subsidiaries of Twin.

     Neil Blechman became an Executive Vice President and Director of the Company on May 7, 1996. Mr. Blechman joined Twin Laboratories, Inc. in 1972 and served as Vice President, Marketing & Advertising prior to May 7, 1996. He is responsible for marketing and advertising activities, trade shows and public relations. Mr. Blechman is an Executive Vice President and a Director of Twin, and an executive officer and director of various subsidiaries of Twin.

     Steve Blechman became a Director of the Company on May 7, 1996. Mr. Blechman joined Twin Laboratories, Inc. in 1974 and served as Vice President, Product Development & Marketing through May 7, 1996 and as an Executive Vice President through May 31, 2001. He was involved in product development, marketing and the operations of Advanced Research Press, Inc., formerly a wholly owned subsidiary of the Company ("ARP"). On June 1, 2001, Mr. Blechman resigned as an executive officer of Twin and as an executive officer and director of various subsidiaries of Twin.

     Stephen L. Welling became President of the Direct-to-Consumer Channel of the Company in December 2000. Mr. Welling was previously President of Retail Sales of the Company from February 2000 to December 2000 and President of the Health and Natural Food Store Division of Twin Laboratories Inc. from March 1999 to February 2000. Prior thereto, he was President of the Nature's Herb's division of Twin Laboratories Inc. from May 1996 to March 1999. Mr. Welling joined Natur-Pharma Inc. in 1977 as the controller and served as President of Natur-Pharma Inc. prior to May 7, 1996. Prior to his promotion to President, Mr. Welling served as Vice President of Operations of Natur-Pharma Inc. with responsibility for manufacturing, personnel, quality management, legal affairs and finance. Mr. Welling was elected to the Board of Directors of the Company in September 1997.

     John G. Danhakl became a Director of the Company on May 7, 1996. He has been an executive officer and an equity owner of Leonard Green & Partners, L.P. ("LGP"), a merchant banking firm which manages Green Equity Investors II, L.P. ("GEI"), since 1995. Mr. Danhakl had previously been a Managing Director at Donaldson, Lufkin & Jenrette Securities Corporation ("DLJ") and had been with DLJ since 1990. Prior to joining DLJ, Mr. Danhakl was a Vice President at Drexel Burnham Lambert Incorporated ("Drexel"). Mr. Danhakl is also a director of MEMC Electronic Materials, Inc., The Arden Group and several private companies.

     Jonathan D. Sokoloff became a Director of the Company on May 7, 1996. He has been an executive officer and equity owner of LGP since its formation in 1994 and has been a partner of Leonard Green & Associates, L.P., a merchant banking firm affiliated with LGP, since 1990. Mr. Sokoloff had previously been a managing director at Drexel. Mr. Sokoloff is also a director of Rite Aid Corporation, Gart Sports Company and several private companies.

     William U. Westerfield became a Director of the Company on July 23, 1999. Mr. Westerfield is a Director and Audit Committee Chairman of Gymboree Corporation and of West Marine, Inc.; he is also an Audit Committee member of Meridian Health System, Inc. and earlier chaired the Audit Committee of World Duty Free America, Inc. Mr. Westerfield retired as an Audit Partner of Price Waterhouse (now PricewaterhouseCoopers) in 1992, a firm he joined in 1956. In addition to serving on boards and audit committees Mr. Westerfield also serves as a consultant in auditing disputes.

     Leonard Schutzman became a Director of the Company on May 22, 2001. Mr. Schutzman is Chairman of the Board of NearWare Networks, Inc. in San Diego, California and serves on a number of Boards of Directors including BML Pharmaceuticals Inc. and Resources Connection LLP. From 1993 -- 2000, he served as a Director on the Board of Cendant Corporation and for four of those years as Chairman of its Audit Committee. For eighteen years until April 1995, Mr. Schutzman held senior executive positions at Pepsico, Inc., most recently as Senior Vice President and Treasurer of the Diversified Consumer Products Company (the snack and restaurant company), and served as Vice President of Finance and Chief Financial Officer of Pepsi-Cola International. Prior to his company-wide responsibilities, Mr. Schutzman held positions at various Pepsico operating units including Pepsi-Cola, Taco Bell and Frito Lay.

COMMITTEES AND MEETINGS OF THE BOARD OF DIRECTORS

     The Board of Directors of the Company has an Audit Committee, Compensation Committee, Stock Option Committee and Nominating Committee. In 2001, the Board of Directors met 7 times and acted by unanimous written consent on 7 occasions. In addition, the Compensation Committee met 2 times, the Audit Committee met 10 times, and the Stock Option Committee met 0 times and acted by unanimous written consent on 2 occasions.

     The Audit Committee reviews the Company's auditing, accounting, financial reporting and internal control functions, the results and scope of annual audits and other services provided by the Company's independent auditors and is responsible for the selection of independent auditors. During 2001, the Audit Committee was comprised of William U. Westerfield and John G. Danhakl until May 22, 2001 at which time Leonard Schutzman was elected to the Board of Directors and to the Audit Committee, following which the Audit Committee consisted of Messrs. Westerfield, Danhakl and Schutzman.

     The Compensation Committee oversees the salaries, bonuses and other forms of compensation for executives of the Company and such other employees of the Company as assigned thereto by the Board. In 2001, the Compensation Committee was comprised of John G. Danhakl and Jonathan D. Sokoloff.

     The Stock Option Committee was created by the Board of Directors in June 1999. The Stock Option Committee supervises and administers the Company's stock option plans and makes determinations with respect to the grant of options. In 2001, the Stock Option Committee, was comprised of Jonathan D. Sokoloff and John
G. Danhakl.

     The Board of Directors of the Company created a Nominating Committee in March 2001. The Nominating Committee is comprised of Ross Blechman, Brian Blechman and John G. Danhakl. The Nominating Committee reviews, approves and recommends the nomination of directors to the Board of Directors. Any stockholder who wishes to make a nomination at an annual or special meeting for the election of directors must do so in compliance with the applicable procedures set forth in the Company's By-laws. The Company will furnish copies of such By-law provisions upon written request to the General Counsel's Office at the Company's principal executive offices, 150 Motor Parkway, Hauppauge, New York 11788.

     During the period in which each person served as a director, each director attended at least 75% of the aggregate number of meetings of the Board of Directors and the committees of the Board on which such person served.

DIRECTOR COMPENSATION

     Directors who are employees of the Company receive no compensation for serving on the Board of Directors. The Company has adopted a program with respect to the compensation payable to non-employee directors. Pursuant to this program, each non-employee director of the Company is paid an annual retainer as described below and a fee of $1,000 for each meeting of the Board of Directors or any committee thereof he attends. Each committee chairman receives $1,500 for each committee meeting he attends. The annual retainer is comprised of $15,000 cash, restricted stock valued at $5,000 and options to purchase 2,500 shares of Common Stock. The restricted stock and stock options are issued under the Twinlab Corporation 1999 Stock Incentive Plan for Outside Directors. Pursuant to the Twinlab Corporation Deferred Compensation Plan for Outside Directors, non-employee directors can elect each year to defer receipt of any part or all of the cash portion of the retainer and convert such deferred compensation into shares of "Phantom Stock" based on the fair market value of the Company's Common Stock. Each share of Phantom Stock entitles the participant to receive, in cash, the value of a share of Common Stock when he ceases to be a director. In addition, non-employee directors are reimbursed for their out-of-pocket expenses in attending Board meetings.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     In 2001, the Company's Compensation Committee consisted of John G. Danhakl and Jonathan D. Sokoloff.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's directors and executive officers and persons who beneficially own more than ten percent of the Company's equity securities registered pursuant to Section 12 of the Exchange Act to report their ownership of and transactions in the Company's Common Stock to the Securities and Exchange Commission (the "SEC"). Copies of these reports are also required to be supplied to the Company.

     The Company believes, based solely on a review of the copies of such reports received by the Company, that all applicable Section 16(a) reporting requirements were complied with during the fiscal year ended December 31, 2001.

     As for the fiscal year ended December 31, 2000: Ross Blechman, Neil Blechman, Steve Blechman, John Bolt (the Company's former Chief Financial Officer) and Stephen L. Welling did not timely file Form 5's reporting one transaction; William U. Westerfield did not timely file a Form 5 reporting four transactions; and Jonathan D. Sokoloff and John G. Danhakl did not timely file a Form 5 reporting three transactions. The Company filed these Form 5's with the SEC on February 13, 2002.

     As for the fiscal year ended December 31, 1999: John Bolt, William U. Westerfield and Stephen L. Welling did not timely file Form 5's reporting one transaction; and Jonathan D. Sokoloff and John G. Danhakl did not timely file a Form 5 reporting three transactions. The Company filed these Form 5's with the SEC on February 13, 2002.

                   INFORMATION CONCERNING EXECUTIVE OFFICERS

     The executive officers of the Company as of the date of this Proxy Statement, together with information regarding the business experience of such officers, are identified below. Information regarding the business experience of Ross Blechman, Brian Blechman, Neil Blechman and Stephen L. Welling (collectively with Joseph Sinicropi, the "Senior Executive Officers") is set forth above under the heading "Information Concerning Directors and Nominees." Each executive officer is elected annually by the Board of Directors of the Company and serves until the next regular annual meeting of the Board and until his or her successor is duly elected and qualified, or until his or her earlier death, disqualification, resignation or removal.

NAME                              AGE                            POSITION
----                              ---                            --------
Ross Blechman...................   48  Chairman of the Board, Chief Executive Officer and President
Brian Blechman..................   51  Executive Vice President and Treasurer
Neil Blechman...................   51  Executive Vice President
Joseph Sinicropi................   48  Chief Financial Officer
Stephen L. Welling..............   47  President -- Direct-to-Consumer Channel

     Joseph Sinicropi became the Chief Financial Officer of the Company in August 2001. Mr. Sinicropi is responsible for the financial management of the Company. Mr. Sinicropi has over 16 years of financial experience, which includes over six years with SI Corporation (formerly Synthetic Industries Inc.). Mr. Sinicropi joined Synthetic Industries Inc. in 1995 as Chief Accounting Officer. He was named Chief Financial Officer and Secretary in February 1996 and elected to SI's Board of Directors in 2001. Prior to joining SI, Mr. Sinicropi was a senior audit manager in the international accounting firm of Deloitte & Touche LLP from 1985 to 1995.

                             EXECUTIVE COMPENSATION

EXECUTIVE COMPENSATION

     Summary Compensation Table. The following table sets forth compensation earned, whether paid or deferred, by the Company's Chief Executive Officer and its other four most highly compensated executive officers (collectively, the "Named Executive Officers") for services rendered in all capacities to the Company during the years ended December 31, 1999, 2000 and 2001.

                                                                                LONG-TERM
                                                                               COMPENSATION
                                                                                  AWARDS
                                                                               ------------
                                              ANNUAL COMPENSATION               SECURITIES
                                    ----------------------------------------    UNDERLYING        ALL OTHER
NAME AND PRINCIPAL POSITION  YEAR   SALARY($)   BONUS($)(A)(D)   OTHER($)(B)    OPTIONS(#)    COMPENSATION($)(C)
---------------------------  ----   ---------   --------------   -----------   ------------   ------------------
Ross Blechman...........     2001   $550,000       $      0        $33,427            --            $1,365
  Chairman of the            2000    550,000              0         45,345       100,000             1,365
  Board, President and       1999    426,948              0         30,844            --             1,365
  Chief Executive Officer

Brian Blechman..........     2001   $450,000       $      0        $18,507            --            $1,660
  Executive Vice             2000    450,000              0         20,090            --             1,660
  President and              1999    426,948              0         42,212            --             1,660
  Treasurer

Dean Blechman...........     2001   $450,000       $      0        $21,113            --            $1,073
  Executive Vice             2000    450,000              0         20,854        75,000             1,073
  President(e)               1999    426,948              0         25,088            --             1,073

Neil Blechman...........     2001   $450,000       $      0        $23,178            --            $1,660
  Executive Vice             2000    450,000              0         30,842        75,000             1,660
  President                  1999    426,948              0         36,074            --             1,660

Stephen L. Welling......     2001   $271,900       $      0        $ 8,400        20,000            $   --
  President -- Direct-       2000    271,900              0         10,249        50,000                --
  to-Consumer Channel        1999    242,000        130,000          9,175        65,000                --

---------------
(a) A description of the Company's bonus arrangements is contained below under the heading "Report of the Compensation Committee of the Board of Directors on Executive Compensation."

(b) For fiscal years 1999, 2000 and 2001 includes for Ross Blechman, Brian Blechman, Dean Blechman and Neil Blechman (i) payment of premiums for executive medical insurance policies; (ii) matching contributions under Twin's 401(k) plan; (iii) automobile allowances; and (iv) payment of premiums for Twin's cafeteria benefits program; and for Mr. Welling (i) matching contributions under Twin's 401(k) plan; and (ii) automobile allowances.

(c) For fiscal years 1999, 2000 and 2001 represents the payment of premiums for term life insurance policies.

(d) In December 2000, Ross Blechman, Brian Blechman, Dean Blechman and Neil Blechman each reimbursed the Company $117,400 and Mr. Welling reimbursed the Company $77,864, relating to their respective 1998 bonuses.

(e) Dean Blechman resigned as an Executive Vice President effective December 31, 2001. See "Separation Agreements."

STOCK OPTION GRANTS IN FISCAL 2001

     Set forth below is information with respect to options granted to the Named Executive Officers in the Summary Compensation Table during the 2001 fiscal year.

                                                                                     POTENTIAL REALIZABLE VALUE
                                                                                      AT ASSUMED ANNUAL RATES
                        NUMBER OF                                                          OF STOCK PRICE
                       SECURITIES    % OF TOTAL OPTIONS                                     APPRECIATION
                       UNDERLYING        GRANTED TO       EXERCISE OR                     FOR OPTION TERM
                         OPTIONS        EMPLOYEES IN      BASE PRICE    EXPIRATION   --------------------------
NAME                   GRANTED (#)      FISCAL YEAR        ($/SHARE)       DATE          5%             10%
----                   -----------   ------------------   -----------   ----------   ----------      ----------
Stephen L. Welling...    20,000             2.6%             $2.10       6/5/2011     $26,414         $66,937

OPTION EXERCISES IN FISCAL 2001 AND FISCAL YEAR-END VALUES

     Set forth below is information with respect to options exercised by the Named Executive Officers in the Summary Compensation Table during the 2001 fiscal year, and the number and value of unexercised stock options held by the Named Executive Officers at the end of the 2001 fiscal year.

                                                      NUMBER OF SECURITIES
                                                     UNDERLYING UNEXERCISED       VALUE OF UNEXERCISED IN-THE-
                                                     OPTIONS HELD AT FISCAL         MONEY OPTIONS AT FISCAL
                         SHARES                             YEAR-END                      YEAR-END(1)
                       ACQUIRED ON     VALUE      ----------------------------    ----------------------------
NAME                   EXERCISE(#)    REALIZED    EXERCISABLE    UNEXERCISABLE    EXERCISABLE    UNEXERCISABLE
----                   -----------    --------    -----------    -------------    -----------    -------------
Ross Blechman........       0            $0         20,000          80,000            $0              $0
Dean Blechman (2)....       0             0         15,000          60,000             0               0
Neil Blechman........       0             0         15,000          60,000             0               0
Stephen L. Welling...       0             0         50,667          92,333             0               0

---------------
(1) Based on the difference between the exercise price of the options and the closing price of the Company's Common Stock on the last trading day prior to the Company's fiscal year ended December 31, 2001 ($1.35). At such date, all unexercisable options were not in-the-money.

(2) Dean Blechman resigned as an Executive Officer of the Company effective December 31, 2001 and all options held by Mr. Blechman were cancelled on December 31, 2001.

EMPLOYMENT AGREEMENTS

     As of January 1, 2000, the Company entered into employment agreements (the "Blechman Employment Agreements") with each of the Blechman Brothers (each an "Executive"), other than Brian Blechman, who is continuing to serve as an Executive Vice President. The Blechman Employment Agreements provide for each Executive to be employed for a term of three years, renewable automatically for successive additional two-year periods at the end of the initial three-year term and at the end of each successive two-year renewal term, unless either party provides written notice to the other of a decision not to renew. Neil Blechman, Steve

Blechman and Dean Blechman, each an Executive Vice President, receive a base salary of $450,000, and Ross Blechman, the Chief Executive Officer, President and Chairman of the Board, receives a base salary of $550,000 for the first year of the Blechman Employment Agreements. The base salary of each Executive is reviewed annually and may be increased at the discretion of the Compensation Committee of the Board of Directors. In addition to the base salary, each Executive receives other benefits and perquisites, and is eligible to receive a bonus each year in accordance with the performance criteria established from time to time by the Compensation Committee of the Board of Directors. In the event an Executive is terminated for any reason other than for cause, resignation, retirement or death (as defined in the Blechman Employment Agreements), the Company will be obligated to pay the Executive (1) severance pay, commencing on the date of termination and continuing for the balance of the term of such Blechman Employment Agreement, equal to the base salary rate being paid immediately preceding termination, and (2) the targeted bonus for the calendar year at issue on a pro rated basis through the last day of employment for such calendar year. During the Executive's employment and for a period of two years thereafter, each Executive has agreed not to directly or indirectly be associated with any Competing Business (as defined therein) or take part in any solicitation activities (as provided therein). In consideration for each Executive's agreement not to compete, the Company has agreed to pay each Executive additional consideration for a period of twenty-four months after the last day of his employment, consisting of the base salary being paid immediately preceding the termination of employment. The Blechman Employment Agreements provide that if within two years after a Change of Control (as defined therein), the Executive is terminated without cause or resigns for Other Reasons (as defined therein), the Executive will be entitled to receive severance payments equal to three times his then current base salary as well as an amount equal to three times his Target Bonus (as provided therein). In addition, the Company will be obligated to provide coverage under COBRA and will make amendments to stock option agreements covering options granted to the Executive to provide for an acceleration of the vesting of such options. In the event the Company makes a payment or distribution (a "Payment") to or for the benefit of an Executive pursuant to the terms of the Blechman Employment Agreements or stock option agreement (including the value of accelerated vesting of the stock options) that is subject to the excise tax imposed by Section 4999 of the Internal Revenue Code, the Company will reimburse the Executive for the excise tax imposed for such Payment in an amount up to twenty percent of such Payment. The Blechman Employment Agreements between Dean Blechman and the Company, and between Steve Blechman and the Company were terminated during 2001. See "Separation Agreements" below.

     On March 9, 2000, the Company entered into a Confidentiality, Non-competition and Employment-at-will Agreement with Brian Blechman (the "Brian Blechman Agreement"). The Brian Blechman Agreement provides that during Mr. Blechman's employment and for a period of two years thereafter, Mr. Blechman will not directly or indirectly be associated with any Competing Business (as defined therein) or take part in any solicitation activities (as provided therein). In consideration for Mr. Blechman's agreement not to compete, the Company has agreed to pay Mr. Blechman consideration for a period of twelve months after the last day of his employment, consisting of the base salary being paid immediately preceding the termination of his employment.

     As of January 1, 2002, the Company entered into an employment agreement with Stephen L. Welling to serve as President of Direct-to-Consumer Channel for Twin at an annual base salary rate of $225,000. The employment agreement supercedes in all respects the employment agreement entered into between Stephen
L. Welling and the Company dated May 7, 1999 and any amendments thereto. In addition to the base salary, Mr. Welling will receive other benefits and perquisites and will be eligible to receive a cash bonus each year of up to 100% of his base salary for the relevant year in accordance with the Company's Management Incentive Bonus Plan and will be eligible to receive options to purchase the Company's Common Stock in accordance with the Company's stock options plans in effect at the relevant time. The agreement provides that in the event Mr. Welling is terminated for any reason other than cause, voluntary resignation, death, or disability (as those terms are defined in the agreement), the Company will be obligated to pay Mr. Welling (1) severance pay equal to base salary at time of termination for a period of twelve months following termination provided that severance payments shall cease at the time Mr. Welling obtains other employment (as such term is defined in the agreement); or be reduced in amount if Mr. Welling obtains other employment which provides compensation at a rate of less than 65% of the severance payments; and (2) a bonus for the calendar year at issue on a pro rated basis through the last day of his employment for such calendar year. As part of the employment agreement, the Company and Mr. Welling entered into, as of January 1, 2002, a Confidentiality, Non-Compete, No Solicitation, and Employment-At-Will Agreement which provides, among other things, that during Mr. Welling's employment with the Company and for a period of one year thereafter, Mr. Welling will not be associated directly or indirectly with any Competing Business (as defined therein) or take part in any solicitation activities (as provided therein). Mr. Welling's agreement also provides that if within one year after a Change of Control (as defined therein), Mr. Welling is terminated without cause or resigns for Good Reason (as defined therein), Mr. Welling will be entitled to receive severance payments equal to one year of his then current base salary as well as his bonus for the calendar year at issue on a pro rated basis through the last day of his employment for such calendar year. In addition, the Company will be obligated to provide all benefits coverage received by Mr. Welling or his dependents for one year thereafter. In addition, the Company will be obligated to provide for acceleration of the vesting of stock options granted to Mr. Welling (unless the Board of Directors determines otherwise in accordance with the agreement).

SEPARATION AGREEMENTS

     Dean Blechman ("Executive") resigned as an executive officer of the Company and as a director and executive officer of various subsidiaries of the Company effective December 31, 2001 pursuant to an agreement (the "Separation Agreement") with the Company. Dean Blechman continues to serve as a Director of the Company's Board of Directors. The Separation Agreement, among other things, terminates, except as otherwise indicated therein, the Blechman Employment Agreement, dated as of January 1, 2000, by and between Executive and the Company described above and provides that for a period of three years following his last day of employment with the Company, Executive shall not directly or indirectly be associated with any Competing Business (as defined therein) or take part in any solicitation activities (as provided therein). In consideration for Executive's agreement not to compete, the Company agreed (1) to pay Executive for a period of thirty-six months following the last day of employment with the Company the base salary being paid to Executive immediately preceding the last day of employment; and (2) to arrange for Executive to continue to receive the Company's medical, dental, and prescription drug insurance benefits to the extent authorized by the Company's medical benefits plans and on the same terms and conditions as are provided to general employees of the Company.

     Steve Blechman resigned as an executive officer of the Company and as a director and executive officer of various subsidiaries of the Company effective June 1, 2001 pursuant to an agreement (the "Steve Blechman Agreement") with the Company. Steve Blechman continues to serve as a Director of the Company's Board of Directors. The Steve Blechman Agreement, among other things, provides for the termination, except as otherwise indicated therein, of the Blechman Employment Agreement dated as of January 1, 2000 by and between Steve Blechman and the Company described above, as well as the sale by the Company of its subsidiary, ARP, to Steve Blechman for one million dollars. The Steve Blechman Agreement provides that for a period of two years following his last day of employment with the Company, Mr. Blechman shall not directly or indirectly be associated with any Competing Business (as defined therein) or take part in any solicitation activities (as provided therein). In consideration for the agreement not to compete, the Company agreed for a period of twenty-four months following Mr. Blechman's last day of employment with the Company (1) to pay the base salary being paid to Mr. Blechman immediately preceding the last day of employment and (2) to arrange for Mr. Blechman's medical coverage on the terms and conditions comparable to those generally provided to the Company's employees as of the date of the Steve Blechman Agreement. The Company also agreed to pay Mr. Blechman, for so long as he remains a Director on the Company's Board of Directors, compensation for serving as a Director in accordance with the Company's Outside Director's Compensation Plan.

REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION

     Scope of Committee's Work. The Compensation Committee reviews and approves the compensation of executives of the Company and such other employees of the Company as assigned thereto by the Board and makes recommendations to the Board with respect to standards for setting compensation levels. In 2001, the

Compensation Committee consisted of John G. Danhakl and Jonathan D. Sokoloff. The Compensation Committee adopted the Report on Executive Compensation set forth below.

     The Board of Directors of the Company created a Stock Option Committee in June 1999. The Stock Option Committee supervises and administers the Company's stock option plans and makes determinations with respect to the grant of stock options.

     Report on Executive Compensation. The Company's executive compensation for fiscal 2001 consisted of two primary components: base salary and eligibility to receive a bonus and/or options. The level of base salary for Ross Blechman, Brian Blechman, Dean Blechman and Neil Blechman was established in such officer's Employment Agreement and such officer's bonus was established pursuant to the Twinlab Corporation Management Incentive Bonus Plan ("Bonus Plan") as approved by the Stockholders at the Company's 2000 annual meeting. The base salaries of Mr. Welling and Mr. Sinicropi were established pursuant to agreements entered into by Twin with each of them in connection with each executive's employment with the Company. Mr. Welling and Mr. Sinicropi were eligible to receive bonuses pursuant to the Bonus Plan. See "Employment Agreements."

     The salary and bonus components of the Company's executive compensation are together designed to facilitate fulfillment of the following compensation objectives: (i) retaining competent management; (ii) rewarding management for the attainment of short and long term accomplishments; (iii) aligning the interests of management with those of the Company's stockholders; and (iv) relating executive compensation to the achievement of Company goals and the Company's financial performance.

     Base Salary. The base salary of each of the Senior Executive Officers in fiscal 2001 was paid in accordance with the terms of their respective employment agreements or arrangements.

     Bonuses. The Compensation Committee believes that the awarding of annual bonuses provides an incentive and reward for short-term financial success and long-term Company growth. The bonus component of the Employment Agreements is intended to link compensation in significant part to the Company's financial performance and the attainment of Company goals. The bonus for fiscal year 2001 entitled to be earned by Ross Blechman, Brian Blechman, Dean Blechman, Neil Blechman and Stephen Welling was calculated in accordance with the Bonus Plan. None of these officers were entitled to receive a bonus in 2001 pursuant to the goals set forth under the Bonus Plan. Mr. Welling did not receive a bonus based upon the individual performance component of the Bonus Plan in fiscal year 2001. Mr. Sinicropi is entitled to receive a bonus for fiscal year 2001 pursuant to arrangements entered into at the time he commenced employment with the Company. Bonuses for the Senior Executive Officers and other officers in respect of fiscal year 2002 will be determined in accordance with the Bonus Plan.

     Stock Incentive Plans. The Twinlab Corporation 1996 Stock Incentive Plan (the "1996 Plan") provides for the issuance of a total of up to 400,000 authorized and unissued shares of the Company's Common Stock as awards in the form of (i) incentive stock options, (ii) non-qualified stock options, (iii) stock appreciation rights, (iv) restricted stock and (v) performance shares. No individuals who are directors of the Company (including the Blechman Brothers) are eligible to receive awards under the 1996 Plan. Prior to the consummation of the Company's initial public offering in 1996 (the "IPO"), Stephen L. Welling was awarded 8,000 non-qualified stock options under the 1996 Plan, such options having an exercise price equal to $12.00, the IPO price.

     The Twinlab Corporation 1998 Stock Incentive Plan (the "1998 Plan") provides for the issuance of a total of up to 1,642,712 authorized and unissued shares of the Company's Common Stock in the form of: (i) incentive stock options, (ii) non-qualified stock options, (iii) stock appreciation rights, (iv) restricted stock, (v) restricted stock units, (vi) dividend equivalent rights and (vii) other stock based awards. Awards may be made to such officers and other employees of the Company and its subsidiaries (including employees who are directors and prospective employees who become employees), and to such consultants to the Company and its subsidiaries as the Stock Option Committee shall in its discretion select. In 2001, certain employees of the Company were awarded non-qualified stock options under the 1998 Plan to purchase an aggregate of 100,000 shares of Common Stock at an exercise price of $1.70 per share. Such options become exercisable over five years from the date of grant at the rate of 20% of the grant each year.

     The Twinlab Corporation 1999 Stock Incentive Plan for Outside Directors (the "1999 Plan") provides for the grant of up to 65,000 shares of the Company's Common Stock in the form of (i) non-qualified stock options and (ii) restricted shares of Common Stock. Awards are granted each year as of the day following the date of the Company's annual meeting to all eligible participants in the 1999 Plan, which includes members of the Board of Directors of the Company who are not employees of the Company or its subsidiaries. In 2001, eligible directors of the Company were awarded non-qualified stock options to purchase an aggregate of 10,000 shares of Common Stock at an exercise price of $1.92 per share. Such options become exercisable over three years from the date of grant at the rate of 33 1/3% of the grant each year. In addition, eligible directors of the Company were awarded 11,288 restricted shares of Common Stock.

     The Twinlab Corporation 2000 Stock Incentive Plan (the "2000 Plan") provides for the issuance of a total of up to 4,500,000 authorized and unissued shares of the Company's Common Stock in the form of: (i) incentive stock options, (ii) non-qualified stock options, (iii) limited stock appreciation rights, (iv) tandem stock appreciation rights, (v) stand-alone stock appreciation rights, (vi) shares of restricted stock, (vii) shares of phantom stock, (viii) stock bonuses, (ix) cash bonuses, (x) dividend equivalent rights and, (xi) other types of stock-based awards. Awards may be made to such officers and other employees of the Company and its subsidiaries (including employees who are directors and prospective employees who become employees), and to such consultants to the Company and its subsidiaries as the Stock Option Committee shall in its discretion select. In 2001, certain employees of the Company were awarded non-qualified stock options under the 2000 plan to purchase an aggregate of 664,000 shares of Common Stock at exercise prices ranging from $1.70 to $2.10 per share. Such options become exercisable over three years from the date of grant at the rate of 33 1/3% of the grant each year.

     401(K) Plan. The Company maintains the Twin Laboratories Inc. 401(k) Plan (the "401(k) Plan"). Eligible employees, including executive officers of the Company, may contribute up to 15% of their annual compensation to the 401(k) Plan, subject to certain limitations. Prior to January 1, 2002, the Company matched 50% of an employee's contribution.

     Compensation of the Chief Executive Officer. The compensation package of Mr. Ross Blechman, the Company's President and Chief Executive Officer, like that of the other Senior Executive Officers, primarily consists of base salary and bonus components. In 2001, Ross Blechman earned a base salary of $550,000 and did not receive a bonus pursuant to the Bonus Plan. In addition, Mr. Blechman received certain other customary perquisites and benefits. As of March 25, 2002, Ross Blechman beneficially owned 1,710,097 shares, or 5.9%, of the Company's Common Stock. See "Security Ownership of Certain Beneficial Owners and Management."

     As of January 1, 2000, the Company and Mr. Blechman entered into an employment agreement. See "Executive Compensation -- Employment Agreements." In establishing the terms of Mr. Blechman's employment agreement, the Compensation Committee took into account both the position and expertise of Mr. Blechman, as well as the Compensation Committee's understanding of competitive compensation for similarly situated executives (which understanding was obtained with the assistance of an independent compensation consultant). Mr. Blechman's bonus, if any, in respect of fiscal year 2002 will be determined in accordance with the Twinlab Bonus Plan.

                                          John G. Danhakl
                                          Jonathan D. Sokoloff

                                AUDIT COMMITTEE

     The Audit Committee is responsible for the review of the Company's auditing, accounting, financial reporting and internal control functions and for the selection of independent auditors. In addition, the Audit

Committee monitors the quality of the Company's accounting principles and financial reporting, as well as the independence of, and the non-audit services provided by, the Company's independent auditors.

     The Audit Committee:

     - Reviews and approves the scope of the annual audit and the independent auditor's fees;

     - Meets independently with the Company's internal auditing staff or with any third party carrying out the internal audit function;

     - Reviews the Company's accounting, financial reporting, annual audit and internal audit programs, matters relating to internal control systems and results of the annual audit; and

     - Reviews disclosures from the Company's independent accountants regarding Independence Standards Board Standard No. 1.

     During 2001, the Audit Committee consisted of William U. Westerfield and John G. Danhakl until May 22, 2001 at which time Leonard Schutzman was elected to the Board of Directors and to the Audit Committee following which the Audit Committee consisted of Messrs. Westerfield, Danhakl and Schutzman.

AUDIT COMMITTEE REPORT

     The Audit Committee of the Board of Directors, which consists of three directors, reviews the Company's financial reporting process, system of internal controls and accounting and auditing functions. Each of the Audit Committee members satisfies the definition of independent director as established in Rule 4200(a)(15) of the National Association of Securities Dealers listing standards. The Board adopted a written charter for the Audit Committee in 2000. The Audit Committee met 10 times during the fiscal year ended December 31, 2001.

     The Audit Committee has reviewed and discussed Twin's annual audited and quarterly consolidated financial statements with management in advance of the public release of operating results and filing of annual or quarterly reports with the U.S. Securities and Exchange Commission. The Audit Committee has discussed with Deloitte & Touche LLP ("Deloitte"), the Company's independent auditors during the year 2001, the matters required to be discussed by Statement of Auditing Standards No. 61 (Communication with Audit Committees, as amended).

     The Audit Committee received from Deloitte the written disclosures required by Independence Standards Board Standard No. 1 and discussed with Deloitte its independence from the Company and the Company's management. The Audit Committee considered whether Deloitte's provision of information technology services and other non-audit services to the Company is compatible with the auditor's independence. Based on the review and discussions noted above, the Audit Committee recommended to the Board and the Board approved that Twin's audited consolidated financial statements be included in the Annual Report on Form 10-K for the Company's fiscal year ended December 31, 2001, and be filed with the U.S. Securities and Exchange Commission.

     This report of the Audit Committee shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

                                          Submitted by:

                                               Audit Committee
                                             William U. Westerfield, Chairman
                                             John G. Danhakl
                                             Leonard Schutzman

PRINCIPAL ACCOUNTING FIRM FEES

     Aggregate fees billed to the Company for the fiscal year ended December 31, 2001 by the Company's principal accounting firm, Deloitte, are detailed below. There were no professional services rendered by Deloitte Consulting. Deloitte has recently announced its intent to separate Deloitte Consulting from the firm.

AUDIT FEES

     Deloitte's fees for the 2001 annual audit and review of interim financial statements were $320,870.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

     Deloitte did not render any professional services to the Company in 2001 with respect to information systems design and implementation.

ALL OTHER FEES

     Deloitte's fees for all other professional services rendered to the Company during 2001 were $175,746, including audit related services of $162,346 and non-audit services of $13,400. Audit related services included fees for accounting consultations and agreed-upon procedure reports. Non-audit services included fees for tax compliance and consultations.

                            STOCK PERFORMANCE GRAPH

     The following table depicts the cumulative total return on the Company's Common Stock compared to the cumulative total return for the Nasdaq
Composite -- U.S. and the Nasdaq Health Index. The table assumes an investment of $100 on November 15, 1996, when the Company's stock was first traded in a public market. Reinvestment of dividends is assumed in all cases.

--------------------------------------------------------------------------------------------------
                                                     TWINLAB         NASDAQ            NASDAQ
                                                   CORPORATION    HEALTH INDEX    COMPOSITE - U.S.
--------------------------------------------------------------------------------------------------
 'Nov 15 96'                                          100.00         100.00            100.00
 'Dec 96'                                             101.06         102.78            102.55
 'Mar 97'                                             112.50          95.97             96.98
 'Jun 97'                                             200.00         107.83            114.75
 'Sept 97'                                            170.63         117.31            134.16
 'Dec 97'                                             206.25         105.45            125.64
 'Mar 98'                                             337.50         115.70            147.05
 'Jun 98'                                             364.06         105.05            151.08
 'Sept 98'                                            213.54          78.90            136.33
 'Dec 98'                                             109.38          89.39            177.16
 'Mar 99'                                              79.21          80.03            198.56
 'Jun 99'                                              71.61          99.79            217.27
 'Sept 99'                                             73.95          73.92            222.54
 'Dec 99'                                              66.14          72.87            327.87
 'Mar 00'                                              59.37          75.75            367.97
 'Jun 00'                                              53.12          77.30            319.92
 'Sept 00'                                             36.45          85.82            294.37
 'Dec 00'                                              14.06          99.91            197.27
 'Mar 01'                                              10.92          90.62            147.76
 'Jun 01'                                              21.50         108.91            174.15
 'Sept 01'                                              9.42         104.09            120.82
 'Dec 01'                                              11.25         106.71            157.06

[STOCK PERFORMANCE GRAPH]

                                                   TWINLAB CORPORATION         NASDAQ HEALTH INDEX       NASDAQ COMPOSITE - U.S.
                                                   -------------------         -------------------       -----------------------
Nov 15 96                                                100.00                      100.00                      100.00
Dec 96                                                   101.06                      102.78                      102.55
Jun 97                                                   200.00                      107.83                      114.75
Dec 97                                                   206.25                      105.45                      125.64
Jun 98                                                   364.06                      105.05                      151.08
Dec 98                                                   109.38                       89.39                      177.16
Jun 99                                                    71.61                       99.79                      217.27
Dec 99                                                    66.14                       72.87                      327.87
Jun 00                                                    53.12                       77.30                      319.92
Dec 00                                                    14.06                       99.91                      197.27
Jun 01                                                    21.50                      108.91                      174.15
Dec 01                                                    11.25                      106.71                      157.06

     The comparisons in the table and on the graph above are required by the Securities and Exchange Commission and are not intended to forecast or be indicative of possible future performance of the Company's Common Stock.

                    SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
                             OWNERS AND MANAGEMENT

     The following table sets forth information, as of March 25, 2002, concerning the Common Stock of the Company beneficially owned (i) by each director and nominee of the Company, (ii) by the Named Executive Officers and all executive officers and directors as a group, and (iii) by each stockholder known by the Company to be the beneficial owner of more than 5% of the outstanding Common Stock. Unless otherwise indicated in the footnotes to the table, the beneficial owners named have, to the knowledge of the Company, sole voting and dispositive power with respect to the shares beneficially owned, subject to community property laws where applicable.

                                                                               PERCENT OF
                                                              NUMBER OF          SHARES
NAME AND ADDRESS OF BENEFICIAL OWNER                          SHARES(A)     OUTSTANDING(A)(B)
------------------------------------                          ----------    -----------------
Green Equity Investors II, L.P..............................   4,879,999          16.9%
  c/o Leonard Green & Partners, L.P.
  11111 Santa Monica Boulevard, Suite 2000
  Los Angeles, CA 90025
John G. Danhakl(c)(d).......................................   4,888,151          16.9%
  c/o Leonard Green & Partners, L.P.
  11111 Santa Monica Boulevard, Suite 2000
  Los Angeles, CA 90025
Jonathan D. Sokoloff(c)(d)..................................   4,888,151          16.9%
  c/o Leonard Green & Partners, L.P.
  11111 Santa Monica Boulevard, Suite 2000
  Los Angeles, CA 90025
Brian Blechman..............................................   1,659,246           5.7%
  c/o Twin Laboratories Inc.
  150 Motor Parkway
  Hauppauge, NY 11788
Dean Blechman(e)............................................   1,660,080           5.7%
  c/o Twin Laboratories Inc.
  150 Motor Parkway
  Hauppauge, NY 11788
Neil Blechman(f)(h).........................................   1,690,497           5.8%
  c/o Twin Laboratories Inc.
  150 Motor Parkway
  Hauppauge, NY 11788
Ross Blechman(g)(h).........................................   1,710,097           5.9%
  c/o Twin Laboratories Inc.
  150 Motor Parkway
  Hauppauge, NY 11788
Steve Blechman(e)...........................................   1,660,080           5.7%
  c/o Twin Laboratories Inc.
  150 Motor Parkway
  Hauppauge, NY 11788
William U. Westerfield(i)...................................       6,354             *
  c/o Twin Laboratories Inc.
  150 Motor Parkway
  Hauppauge, NY 11788
Leonard Schutzman (j).......................................       3,656             *
  c/o Twin Laboratories Inc.
  150 Motor Parkway
  Hauppauge, NY 11788
Stephen L. Welling(k).......................................     115,771             *
  c/o Twin Laboratories Inc.
  150 Motor Parkway
  Hauppauge, NY 11788

                                                                               PERCENT OF
                                                              NUMBER OF          SHARES
NAME AND ADDRESS OF BENEFICIAL OWNER                          SHARES(A)     OUTSTANDING(A)(B)
------------------------------------                          ----------    -----------------
Peter A. Wright(l)..........................................   1,820,000           6.3%
  P.A.W. Capital Corp.
  10 Glenville Street
  Greenwich, CT 06831-3638
Gabelli Funds Inc. et al.(m)................................   1,499,200           5.2%
  One Corporate Center
  Rye, NY 10580-1435
All executive officers and directors as a group (11           13,402,084          46.0%
  persons)(n)...............................................

---------------
 (a) Does not include an aggregate of 2,119,381 shares of Common Stock issuable upon the exercise of outstanding stock options with a weighted average price of $7.21 per share.

 (b) The percentages shown are based on 28,940,856 shares of Common Stock outstanding on March 25, 2002 plus, as to each entity or group listed, unless otherwise noted, the number of shares of Common Stock deemed to be owned by such holder pursuant to Rule 13d-3 under the Exchange Act as of such date, assuming exercise of options held by such holder that are exercisable within 60 days of the date of this Proxy.

 (c) The shares shown as beneficially owned by Messrs. Danhakl and Sokoloff include 4,879,999 shares owned of record by GEI. GEI is a Delaware limited partnership managed by LGP, which is an affiliate of the general partner of GEI. Each of Leonard I. Green, Jonathan D. Sokoloff, John G. Danhakl and Peter J. Nolan, either directly (whether through ownership interest or position) or through one or more intermediaries, may be deemed to control LGP and such general partner. LGP and such general partner may be deemed to control the voting and disposition of the shares of Common Stock of the Company owned by GEI. As such, Messrs. Sokoloff and Danhakl may be deemed to have shared voting and investment power with respect to all shares held by GEI. However, such individuals disclaim beneficial ownership of the securities held by GEI except to the extent of their respective pecuniary interests therein.

 (d) The shares shown as beneficially owned by each of John G. Danhakl and Jonathan D. Sokoloff each include 4,168 shares subject to options exercisable within 60 days.

 (e) The shares shown as beneficially owned by Dean Blechman and Steve Blechman each include 834 shares of Common Stock beneficially owned by each of their minor children. Dean Blechman and Steve Blechman disclaim beneficial ownership of such shares.

 (f) The shares shown as beneficially owned by Neil Blechman include 1,251 shares of Common Stock owned by his minor children. Neil Blechman disclaims beneficial ownership of such shares.

 (g) The shares shown as beneficially owned by Ross Blechman include 10,851 shares of Common Stock owned by his minor children. Ross Blechman disclaims beneficial ownership of such shares.

 (h) The shares shown as beneficially owned by Neil Blechman and Ross Blechman include 30,000 shares and 40,000 shares, respectively, subject to options exercisable within 60 days.

 (i) The shares shown as beneficially owned by Mr. Westerfield include 2,962 shares subject to options exercisable within 60 days.

 (j) The shares shown as beneficially owned by Mr. Schutzman include 834 shares subject to options exercisable within 60 days.

 (k) The shares shown as beneficially owned by Mr. Welling include 87,001 shares subject to options exercisable within 60 days.

 (l) The number of shares owned as of December 31, 2001 according to a statement on Schedule 13G/A filed with the Securities and Exchange Commission as of February 11, 2002.

 (m) The number of shares owned as of January 10, 2001 according to a statement on Schedule 13D filed with the Securities and Exchange Commission as of January 22, 2001. These shares include 435,000 shares of Common Stock held by Gabelli Funds, LLC, 1,026,700 shares of Common Stock held by

     GAMCO Investors, Inc., 7,500 shares of Common Stock held by Gabelli International Limited and 30,000 shares of Common Stock held by Gabelli Foundation, Inc.

 (n) Includes the shares referred to in Notes (c), (d), (e), (f), (g), (h), (i),
     (j) and (k) above.

  *  Less than 1%.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

EMPLOYMENT AND CONSULTING AGREEMENTS

     The Company has employment agreements and arrangements with each of the Senior Executive Officers other than Brian Blechman. The Company also has a Confidentiality, Non-competition and Employment-At-Will Agreement with Brian Blechman and Stephen L. Welling. See "Executive Compensation." The Company also entered into Separation Agreements with Dean Blechman and with Steve Blechman. See "Separation Agreements."

                                 PROPOSAL NO. 2

              RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

     The Board has appointed Deloitte & Touche LLP as independent auditors to audit the financial statements of the Company for the fiscal year ending December 31, 2002, subject to ratification by the stockholders at the Annual Meeting. If the stockholders reject the appointment, the Board will reconsider its selection. If the stockholders ratify the appointment, the Board, in its sole discretion, may still direct the appointment of new independent auditors at any time during the year if the Board believes that such a change would be in the best interests of the Company.

     Deloitte & Touche LLP has audited the Company's consolidated financial statements since 1992. The Company has been advised that a representative of Deloitte & Touche LLP shall be present at the Annual Meeting, shall have the opportunity to make a statement, and is expected to be available to respond to appropriate questions.

     The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the Annual Meeting is required to ratify the Board's appointment.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE "FOR"RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS THE COMPANY'S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2002.

                           PROPOSALS BY STOCKHOLDERS

     Any stockholder proposal which is intended to be presented at the Company's 2003 Annual Meeting of Stockholders must be received at the Company's principal executive offices, 150 Motor Parkway, Hauppauge, NY 11788, Attention: Secretary, by no later than November 26, 2002, if such proposal is to be considered for inclusion in the Company's proxy statement and form of proxy relating to such meeting, which meeting the Company expects will be held in or about May, 2003. Any such proposals must comply in all respects with the rules and regulations of the Securities and Exchange Commission. Stockholders of the Company who intend to bring business before the meeting must also comply with the applicable procedures set forth in the Company's By-laws. The Company will furnish copies of such By-law provisions upon written request to the General Counsel's Office at the aforementioned address.

                        2001 ANNUAL REPORT AND FORM 10-K

     A COPY OF THE 2001 ANNUAL REPORT TO STOCKHOLDERS ACCOMPANIES THIS PROXY STATEMENT. THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2001, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, CONTAINS DETAILED INFORMATION CONCERNING THE COMPANY AND ITS OPERATIONS. THE COMPANY SHALL PROVIDE TO ANY STOCKHOLDER A COPY OF THE FORM 10-K, WITHOUT CHARGE, UPON WRITTEN REQUEST TO: TWINLAB CORPORATION, 150 MOTOR PARKWAY, HAUPPAUGE, NY 11788,
ATTENTION: INVESTOR RELATIONS.

                                 OTHER BUSINESS

     The Annual Meeting of Stockholders is being held for the purposes set forth in the Notice which accompanies this Proxy Statement. The Board is not presently aware of business to be transacted at the Annual Meeting other than as set forth in the Notice.

                                          By Order of the Board of Directors,

                                          /s/ ROSS BLECHMAN
                                          ROSS BLECHMAN
                                          Chairman of the Board

Hauppauge, New York
April 15, 2002


[TWINLAB LOGO]                     VOTE BY INTERNET - www.proxyvote.com
                                   Use the Internet to transmit your voting instructions
PROXY SERVICES                     and for electronic delivery of information up until 11:59
P.O. BOX 9112                      P.M. Eastern Time the day before the cut-off date or
FARMINGDALE, NY 11735              meeting date. Have your proxy card in hand when you
                                   access the web site. You will be prompted to enter
AUTO DATA PROCESSING               your 12-digit Control Number which is located below
INVESTOR COMM SERVICES             to obtain your records and to create an electronic voting
ATTENTION:                         instruction form.
TEST PRINT
51 MERCEDES WAY                    VOTE BY PHONE - 1-800-690-6903
EDGEWOOD, NY                       Use any touch-tone telephone to transmit your voting
23717                              instructions up until 11:59 P.M. Eastern Time the day
                                   before the cut-off date or meeting date. Have your proxy
                                   card in hand when you call. You will be prompted to
                                   enter your 12-digit Control Number which is located
                                   below and then follow the simple instructions the Vote
                                   Voice provides you.


                                   VOTE BY MAIL -
                                   Mark, sign, and date your proxy card and return it in the
                                   postage-paid envelope we have provided or return it to
                                   Twinlab Corporation, c/o ADP, 51 Mercedes Way,
                                   Edgewood, NY 11717.

                                                   123,456,789,012.00000

                                   CONTROL NUMBER           000000000000

                                   ACCOUNT NUMBER    1234567890123456789

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:       X
                                                                           TWILAB          KEEP THIS PORTION FOR YOUR RECORDS
-----------------------------------------------------------------------------------------------------------------------------
              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.                        DETACH AND RETURN THIS PORTION ONLY


TWINLAB CORPORATION

                                             02   0000000000   218523444445

1. ELECTION OF DIRECTORS: To elect the nominees listed below to the Board of Directors

     01) BRIAN BLECHMAN       06) STEPHEN L. WELLING            For  Withhold   For All         To withhold authority to vote, mark
     02) DEAN BLECHMAN        07) JOHN G. DANHAKL               All     All     Except          "For All Except" and write the
     03) NEIL BLECHMAN        08) JONATHAN D. SOKOLOFF          [ ]     [ ]       [ ]           nominee's number on the line below.
     04) ROSS BLECHMAN        09) WILLIAM U. WESTERFIELD
     05) STEVE BLECHMAN       10) LEONARD SCHUTZMAN                                             ____________________________________

VOTE ON PROPOSAL
                                                                                                               For  Against  Abstain
2.   APPROVAL OF AUDITORS: To ratify the appointment of Deloitte & Touche LLP as independent auditors for the  [ ]    [ ]      [ ]
     Company for the fiscal year ending December 31, 2002:

3.   In their discretion, the proxies are authorized to vote upon any other matters that may properly come before the meeting or any adjournments thereof.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL NOMINEES LISTED UNDER "ELECTION OF DIRECTORS"
AND FOR PROPOSAL 2.

THIS PROXY WHEN PROPERLY EXECUTED SHALL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IN THE
ABSENCE OF DIRECTION, THIS PROXY SHALL BE VOTED FOR ALL NOMINEES LISTED UNDER "ELECTION OF DIRECTORS" AND FOR
PROPOSAL 2.

PLEASE DATE, SIGN AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

Receipt of the Notice of Annual Meeting and of the Proxy Statement and Annual
Report of the Company accompanying the same is hereby acknowledged.

          I plan to attend the Annual Meeting in person:               [ ]      AUTO DATA PROCESSING
                                                                                INVESTOR COMM SERVICES
Please sign exactly as your name(s) appears on your stock                       ATTENTION:
certificate. If signing as attorney, executor, administrator, trustee           TEST PRINT
or guardian, please indicate the capacity in which signing. When                51 MERCEDES WAY
signing as joint tenants, all parties to the joint tenancy must sign.           EDGEWOOD, NY
When the proxy is given by a corporation, it should be signed by                11717
an authorized officer.
                                                                                                            123,456,789,012
[                                         |         ]           [                        |         ]              901774109
Signature (PLEASE SIGN WITHIN BOX)         Date      P51399     Signature (Joint Owners)  Date                           24
----------------------------------------------------------------------------------------------------------------------------

                              TWINLAB CORPORATION
                         ANNUAL MEETING OF STOCKHOLDERS

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned stockholder of TWINLAB CORPORATION (the "Company") hereby appoints Brian Blechman and Neil Blechman, and each of them, proxies of the undersigned, with full power of substitution to each, to vote all shares of the Company's common stock, par value $1.00 per share, which the undersigned is entitled to vote at the Company's Annual Meeting to be held at the Media Center located at 150 Motor Parkway, Hauppauge, New York, on the 14th of May, 2002, at 12:00 noon, local time, and at any adjournments thereof, hereby ratifying all that said proxies or their substitutes may do by virtue hereof, and the undersigned authorizes and instructs said proxies or their substitutes to vote as stated on the reverse side.


            (Continued and to be dated and signed on the other side)